Exhibit 10.6

Execution Version

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of November 28, 2017, by and among DASEKE, INC., a Delaware corporation (“Guarantor”), DASEKE COMPANIES, INC., a Delaware corporation (the “Borrowing Agent”), each of its subsidiaries party thereto as borrowers (together with Borrowing Agent, each a “Borrower” and collectively, the “Borrowers” and together with Guarantor, the “Loan Parties”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and  PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, together with its successors and assigns in such capacity, “Agent”).

RECITALS

A.         The Loan Parties, Agent and Lenders are parties to that certain Fifth Amended and Restated Revolving Credit and Security Agreement, dated as of February 27, 2017 (as heretofore amended, restated, supplemented, or otherwise modified, the “Credit Agreement”);

B.         On or about the date hereof, Term Loan Agent, the financial institutions party thereto as “Lenders” thereunder, Borrowing Agent, Guarantor, and certain of their Affiliates are entering into that certain Incremental and Refinancing Amendment (Amendment No. 2 to Credit Agreement) (referenced herein as “Term Amendment No. 2”) to amend the Term Loan Agreement pursuant to the terms and provisions thereof; and

C.         In conjunction with the Term Amendment No. 2, and subject to the terms and conditions set forth herein, Agent, the Required Lenders, Guarantor, and the Borrowers desire to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

1.01      Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date (as defined below),

2.01      Amendment to Section 1.2.

(a)         Section 1.2 of the Credit Agreement is hereby amended to add the following defined terms therein in the appropriate alphabetical order:

“Second Amendment Effective Date” shall mean November 28, 2017.

[Daseke] Second Amendment to 5th A&R Credit Agreement

“Total Leverage Ratio” shall have the meaning assigned to such term in the Term Loan Agreement as in effect on the Second Amendment Effective Date.

(b)         Section 1.2 of the Credit Agreement is hereby amended to amend the definition of “Funded Debt” therein to delete the words “;  provided further that “Funded Debt” shall not be reduced pursuant to clause (x) by more than $5,000,000” therein.

2.02      Amendments to Section 7.6.  Section 7.6 of the Credit Agreement is hereby amended as follows:

(a)         clause (j) therein is amended and restated to read as follows:

“(j)        Indebtedness of any Loan Party and/or any Restricted Subsidiary with respect to capital leases and Purchase Money Indebtedness (i) incurred prior to or within 270 days of the acquisition, lease, completion of construction, repair of, replacement, improvement to or installation of the assets acquired, leased, constructed, repaired, replaced, improved or installed in connection with the incurrence of such Indebtedness in an aggregate outstanding principal amount not to exceed the greater of (x) $75,000,000 and (y) fifty percent (50%) of the Consolidated Adjusted EBITDA for the four Fiscal Quarter period ended immediately prior to the incurrence of such Indebtedness and (ii) outstanding on the Second Amendment Effective Date (as such Indebtedness may be refinanced or replaced from time to time up to such outstanding amount); provided,  that such amount permitted under this clause (ii), taken together with any ordinary course capital leases, purchase money indebtedness, equipment financings, real estate financings, letters of credit and surety bonds that were permitted to survive under Section 8.1(x)(B) on the Closing Date, shall not exceed an aggregate amount of $85,000,000;”

(b)         clause (q) therein is amended to delete each reference to “3.30:1.00” therein and replace it with “3.75:1.00” therein; and

(c)         clause (r) therein is amended to delete the reference to “Closing Date” therein and replace it with “Second Amendment Effective Date (after giving effect to any amendment to the Term Loan Agreement entered into as of such date)” therein.

ARTICLE III

CONDITIONS PRECEDENT

3.06      Conditions Precedent. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Agent, of the following conditions precedent, unless specifically waived in writing by Required Lenders (the first date upon which all such conditions have been satisfied being herein called the (referenced herein as the “Effective Date”):

(a)         Agent shall have received the following, each in form and substance satisfactory to Agent and its legal counsel:

(i)          this Amendment duly executed by the Loan Parties, Agent and Required Lenders; and

(ii)         all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transaction contemplated hereby; and

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(b)         Agent shall have received the Term Amendment No. 2, duly executed by each of the parties thereto;

(c)         Agent shall have received all fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Credit Agreement, the Other Documents, or this Amendment.

(d)         The representations and warranties contained herein shall be true and correct as of the date hereof and the representations and warranties contained in the Credit Agreement and the Other Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

(e)         After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default will result from the execution, delivery or performance of this Amendment.

ARTICLE IV

NO WAIVER

4.01      No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, or of any other contract or instrument between any Loan Party and Agent or Lenders, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Loan Parties of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any of them.  This Amendment is not a novation, release, or discharge of any Obligation under the Credit Agreement.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.  Each Loan Party hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.  Loan Parties, Agent and Required Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02     Representations and Warranties.  Each Loan Party hereby represents and warrants to Agent and Lenders as of the date of this Amendment as follows:  (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) such Loan Party has not (i) amended, modified or waived any term or material provision of its Articles of Incorporation or By-Laws or Certificate of Formation or Operating Agreement, as applicable, or other organizational documents since last delivering such document to Agent or (ii)  adopted any resolution which would be materially adverse to Agent or Lenders (C) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection

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herewith to which it is a party are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents or (ii) any applicable law; (D) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Other Documents executed and/or delivered in connection herewith to which it is a party by or against it, except for those consents, approvals or authorizations which will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect; (E) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith to which it is a party have been duly executed and delivered by it; (F) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith to which it is a party constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (G) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (H) such Loan Party is in compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents to which it is a party, as amended hereby; and (I) the representations and warranties contained in the Credit Agreement and the Other Documents to which it is a party are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01      Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

6.02     Time of the Essence.  Each Loan Party hereby acknowledges and agrees that time is of the essence with respect to the performance of any and all covenants made by the Loan Parties under this Amendment, and the Loan Parties shall strictly comply with the deadlines associated with this Amendment.

6.03     Reference to Credit Agreement.  Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.04      Expenses of Agent.  Each Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by Agent and Affiliates in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the reasonable and documented fees, charges and disbursements of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

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6.05     Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.06     Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Loan Parties, Agent, each Lender and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Agent and each Lender.

6.07     Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic transmission (including email transmission of a PDF image) or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

6.08     Effect of Waiver.  No consent or waiver, express or implied, by Agent or Required Lenders to or for any breach of or deviation from any covenant or condition by Loan Parties shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.09     Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.10     Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.11     Further Assurances. Each Loan Party shall execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents as Agent may reasonably request, in order that the full intent of the Credit Agreement and this Amendment may be carried into effect.

6.12     Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY LOAN PARTIES AND AGENT.

6.13     Release.  EACH LOAN PARTY HEREBY (I) ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS OBLIGATIONS AND (II) VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT,

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WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY.

6.14     Other Document.  This Amendment is an “Other Document” for all purposes.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

BORROWERS:

DASEKE COMPANIES, INC.

By:	/s/ Angie J. Moss
Name:	Angie J. Moss
Title:	Vice President, Corporate Controller and
Assistant Secretary

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SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

B. C. HORNADY AND ASSOCIATES, INC.
BOYD BROS. TRANSPORTATION INC.
BOYD LOGISTICS, L.L.C.
BOYD LOGISTICS PROPERTIES, LLC
BOYD INTERMODAL, LLC
BROS. LLC
BULLDOG HIWAY EXPRESS
BULLDOG HIWAY LOGISTICS, LLC
CENTRAL OREGON TRUCK COMPANY, INC.
DASEKE LOGISTICS, LLC
DASEKE LONE STAR, INC.
E. W. WYLIE CORPORATION
GROUP ONE, INC.
HORNADY LOGISTICS, LLC
HORNADY TRANSPORTATION, L. L. C.
HORNADY TRUCK LINE, INC.
J. GRADY RANDOLPH, INC.
JGR LOGISTICS, LLC
LONE STAR HEAVY HAUL, INC.
LONE STAR PROJECT SPECIALISTS, INC.
LONE STAR TRANSPORTATION, LLC
LST HOLDINGS, INC.
LST EQUIPMENT, INC.
MASHBURN TRUCKING, INC.
MID SEVEN TRANSPORTATION COMPANY
NATIONAL RIGGING, INC.
NEI TRANSPORT, LLC

By:	/s/ Angie J. Moss
Name:	Angie J. Moss
Title:	Vice President and Assistant Secretary

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SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

R&R TRUCKING HOLDINGS, LLC
R&R TRUCKING ACQUISITIONS, LLC
R & R TRUCKING, INCORPORATED
RANDOLPH BROTHERS, LLC
SCHILLI DISTRIBUTION SERVICES, INC.
SCHILLI LEASING, INC.
SCHILLI MOTOR LINES, INC.
SCHILLI NATIONAL TRUCK LEASING & SALES INC.
SCHILLI SPECIALIZED, INC.
SCHILLI SPECIALIZED FLATBED DIVISION, INC.
SCHILLI SPECIALIZED OF TEXAS, INC.
SCHILLI TRANSPORTATION SERVICES, INC.
SMOKEY POINT DISTRIBUTING, INC.
SPD TRUCKING, LLC
STEELMAN TRANSPORTATION, INC.
ST LEASING, INC.
TEXR ASSETS, L.L.C.
TEXR ASSETS 2, L.L.C.
TEXR EQUIPMENT, LLC
TNI (USA), INC.
WTI TRANSPORT, INC.

By:	/s/ Angie J. Moss
Name:	Angie J. Moss
Title:	Vice President and Assistant Secretary

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SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

GUARANTOR:

DASEKE, INC.

By:	/s/ Angie J. Moss
Name:	Angie J. Moss
Title:	Senior Vice President, Chief Accounting Office,
Corporate Controller and Assistant Secretary

SUBSIDIARY GUARANTORS:
DASEKE TRS LLC
DASEKE ST LLC

By:	/s/ Angie J. Moss
Name:	Angie J. Moss
Title:	Vice President and Assistant Secretary

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SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:	/s/ Jeffrey Marchetti
Name:	Jeffrey Marchetti
Title:	Vice President

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SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT